SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2005 (June 1, 2005)

AMERICAN HOMEPATIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018
(Address of principal executive offices)

(615) 221-8884
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On June 1, 2005, American HomePatient, Inc. (the “Company”) held its annual meeting of stockholders. At that meeting, Joseph F. Furlong, the Company’s Chairman of the Board, President and Chief Executive Officer delivered prepared remarks regarding the status of the Company. A written outline of Mr. Furlong’s remarks is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Number	Exhibit
99.1	Remarks of Joseph F. Furlong dated June 1, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.
By:	/s/ Joseph F. Furlong
Joseph F. Furlong
Chairman of the Board, President and Chief Executive Officer

Date: June 1, 2005

EXHIBIT INDEX

Number	Exhibit
99.1	Remarks of Joseph F. Furlong dated June 1, 2005.

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